UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2014

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

2015 Earnings Guidance

On its 2015 financial outlook conference call today, Prudential Financial, Inc. (the “Company”) is announcing its expectation that the Company will achieve Common Stock earnings per share in the range of $9.60 to $10.10 for 2015, based on after-tax adjusted operating income. The 2015 earnings per share expectation excludes potential market unlocking adjustments for deferred policy acquisition and other costs which would be regarded as “market driven and discrete items”, as well as expected integration costs related to the Company’s acquisition of The Hartford’s individual life insurance business on January 2, 2013, and assumes:

(1) a December 31, 2014 S&P 500 Index (“S&P”) of 2,020, 6% annual growth, and a December 31, 2015 S&P of 2,144,

(2) the translation of Japanese yen earnings at a rate of 91 yen per U.S. dollar and Korean won earnings at a rate of 1,120 won per U.S. dollar,

(3) interest rates based on averaging of forward yield curves, with the interest rate on ten-year U.S. Treasury securities rising to 2.97% by December 31, 2015, and

(4) an effective income tax rate of approximately 27%.

Management does not expect to provide updates during 2015 for its earnings per share guidance.

The conference call will be accompanied by a slide presentation on the Company’s financial outlook, including its earnings guidance. The Company is furnishing a copy of the slides as Exhibit 99.1 hereto.

Adjusted operating income, which is not measured in accordance with U.S. generally accepted accounting principles (“GAAP”), should not be viewed as a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income, which can be found below under “Non-GAAP Measure,” may differ from that used by other companies.

Non-GAAP Measure

Adjusted operating income is a non-GAAP measure of our performance. Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses. Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations, which are presented as a separate component of net income under GAAP, are also excluded from adjusted operating income.

For periods prior to the first quarter of 2015, adjusted operating income has been reported for our Financial Services Businesses, and accordingly, does not include the results of the Closed Block Business. Following the closing of the Class B Stock repurchase described in the Company’s Current Report on Form 8-K dated December 2, 2014, and the resulting elimination of the distinction between the Financial Services Businesses and the Closed Block Business, the Closed Block will be reported as a separate segment and treated as a divested business, and as such its results will be excluded from adjusted operating income.

We believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability of our businesses. However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the adjustments made to derive adjusted operating income are important to an understanding of our overall results of operations.

For additional information about adjusted operating income and the comparable GAAP measure, including a reconciliation between the two, please refer to our Annual Report on Form 10-K for the year ended December 31, 2013, and subsequent Quarterly Reports on Form 10-Q.

Forward-Looking Statements

Certain of the statements included in this report constitute forward-looking statements within the meaning of the U. S. Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,” “plans,” “assumes,” “estimates,” “projects,” “intends,” “should,” “will,” “shall,” or variations of such words are generally part of forward-looking statements. Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries. There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others: (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate and other financial markets; (2) the availability and cost of additional debt or equity capital or external financing for our operations; (3) interest rate fluctuations or prolonged periods of low interest rates; (4) the degree to which we choose not to hedge risks, or the potential ineffectiveness or insufficiency of hedging or risk management strategies we do implement; (5) any inability to access our credit facilities; (6) reestimates of our reserves for future policy benefits and claims; (7) differences between actual experience regarding mortality, longevity, morbidity, persistency, utilization, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (8) changes in our assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (9) changes in assumptions for our pension and other postretirement benefit plans; (10) changes in our financial strength or credit ratings; (11) statutory reserve requirements associated with term and universal life insurance policies under Regulation XXX and Guideline AXXX; (12) investment losses, defaults and counterparty non-performance; (13) competition in our product lines and for personnel; (14) difficulties in marketing and distributing products through current or future distribution channels; (15) changes in tax law; (16) economic, political, currency and other risks relating to our international operations; (17) fluctuations in foreign currency exchange rates and foreign securities markets; (18) regulatory or legislative changes, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (19) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (20) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (21) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (22) ineffectiveness of risk management policies and procedures in identifying, monitoring and managing risks; (23) effects of acquisitions, divestitures and restructurings, including possible difficulties in integrating and realizing projected results of acquisitions; (24) interruption in telecommunication, information technology or other operational systems or failure to maintain the security, confidentiality or privacy of sensitive data on such systems; (25) changes in statutory or U.S. GAAP accounting principles, practices or policies; (26) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and the ability of the subsidiaries to pay such dividends or distributions in light of our ratings objectives and/or applicable regulatory restrictions; and (27) risks due to the lack of legal separation between our Closed Block and our other businesses. Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this document.

The factors referred to above, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended December 31, 2013, and subsequent Quarterly Reports on Form 10-Q, should be considered by readers when reviewing forward-looking statements contained in this document.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Slide presentation of Prudential Financial, Inc. on its 2015 financial outlook conference call on December 11, 2014 (furnished and not filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2014

PRUDENTIAL FINANCIAL, INC.

By:	/s/ Brian J. Morris
Name: Brian J. Morris
Title: Vice President and Assistant Secretary

Exhibit Index

Exhibit No.	Description

99.1	Slide presentation of Prudential Financial, Inc. on its 2015 financial outlook conference call on December 11, 2014 (furnished and not filed).

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